UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2011

PANACHE BEVERAGE INC.

(Exact name of registrant as specified in its charter)

Florida	000-52670	20-2089854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 W. 23 rd Street, 2 nd Floor, New York, NY 10001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (347) 436-8383

 BMX Development Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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This current report on Form 8-K/A is filed by Panache Beverage Inc., a Florida corporation (the “Registrant” or the “Company”), in connection with the items set forth below. It amends that certain Current Report on Form 8-K, dated August 24, 2011, that was filed by the Registrant with the Commission on August 24, 2011.

Item 9.01 Financial Statements and Exhibits.

On August 19, 2011, a Plan of Exchange (the “POE”) was executed by and among the Registrant, along with Michael J. Bongiovanni (“Mr. Bongiovanni”), an individual shareholder and its President/Chief Executive Officer, Panache LLC (“Panache”), a New York Limited Liability Company, James Dale, an individual member and Manager of Panache, and the individual members of Panache (collectively, the “Panache Members”). According to the POE, the capital of the Registrant consisted of 200,000,000 authorized shares of Common Stock, par value $.001, of which 4,914,500 shares which were issued and outstanding at the time of signing. The capital of Panache consists of 20 million authorized membership interests units, of which 20 million membership interest units were issued and outstanding.

Under the terms of the POE, the Registrant acquired one hundred percent (100%) of the issued and outstanding membership interest units of Panache from the Panache Members in exchange for a new issuance of 17,440,000 shares of common stock of the Registrant to the Panache Members. Panache was 100% owned by the Panache Members.

Pursuant to and at the closing of the POE, which occurred on August 19, 2011, the Registrant authorized Guardian Registrar & Transfer, Inc., its transfer agent, to issue to the Panache Members, 17,440,000 shares of common stock of the Registrant pursuant to Rule 144 under the Securities Act of 1933, as amended, equivalent to approximately 90% of Registrant’s then outstanding common stock, in exchange for all of the membership interest units of Panache owned by the Panache Members. Upon completion of the physical exchange of the share certificates, Panache became a wholly-owned subsidiary of the Registrant.

In addition, the POE contemplated that the exchange transaction would not immediately close but was conditioned upon (1) the Registrant eliminating all known or potential liabilities of the Registrant as of the closing date, including, but not limited to, any notes payable, loans payable, accounts payable and accrued expenses, accrued payroll and compensation, as well as any liabilities shown on its quarterly report for the period ended June 30, 2011 filed with the Securities and Exchange Commission prior to the Closing and an acknowledgement from Mr. Bongiovanni and the Shareholders of the Registrant that they were fully responsible for any unknown or undisclosed liabilities up until transfer of control under the POE: (2) the issuance of 17,440,000 new shares of Common Stock of the Registrant to the Panache Members, which was to take no longer than 5 business days; and (3) the resignation of Mr. Bongiovanni from the board of directors and as President and Chief Executive Officer of the Registrant and appointment of his successor(s) as designated by Panache and/or the Panache Members. All of these conditions to closing have been met, and Registrant, Panache, the Panache Members and the Majority Shareholders of the Registrant declared the exchange transaction consummated on August 19, 2011.

The sole purpose of this Form 8-K/A is to provide the financial statements of Panache as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were excluded from the Current Report on Form 8-K filed on August 24, 2011, in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of that form.

Item 9.01(a) - Financial Statements of Businesses Acquired

The following audited financial statements of Panache are set forth below: (i) a balance sheet, (ii) a statement of operations, (iii) a statement of equity and (iv) a statement of cash flows, in each case for the years ended December 31, 2010 and December 31, 2009, and (v) the notes to the financial statements for such period.

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PANACHE LLC

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010

(3)

PANACHE LLC

TABLE OF CONTENTS

DECEMBER 31, 2010

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Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080

Fax (248) 281-0940

30600 Telegraph Road, Suite 2175

Bingham Farms, MI 48025-4586

www.sucpas.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Panache LLC

New York, New York

We have audited the accompanying balance sheets of Panache LLC (the “Company”) as of December 31, 2010 and 2009, and the related statements of operations, changes in members’ equity (deficit), and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Panache LLC as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Silberstein Ungar, PLLC

Bingham Farms, Michigan

January 6, 2012

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PANACHE LLC
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2010 AND 2009

	2010	2009
ASSETS
Current Assets
Cash and cash equivalents	$29,776	$52,394
Accounts receivable – net	226,669	47,498
Inventory	96,190	299,745
Prepaid expenses	1,334,079	—
Total Current Assets	1,686,714	399,637

Property and Equipment - net	1,723	—

TOTAL ASSETS	$1,688,437	$399,637

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)

Current Liabilities
Accounts payable	$245,811	$301,142
Notes payable	93,137	35,000
Loans payable – related parties	322,298	282,582
Consulting fees payable – related party	52,751	30,000
Accrued interest	41,781	6,147
Other current liabilities	333,462	—
Total Current Liabilities	1,089,240	654,871

Long term debt	183,500	183,500

Total Liabilities	1,272,740	838,371

Members’ Equity (Deficit)
Members’ deficit attributable to Panache LLC	(1,056,691)	(438,734)
Non-controlling interests	1,472,388	—
Total Members’ Equity (Deficit)	415,697	(438,734)

TOTAL LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)	$1,688,437	$399,637

The accompanying notes are an integral part of these financial statements.

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PANACHE LLC
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED DECEMBER 31, 2010 AND 2009

	For the period ended December 31, 2010	For the period ended December 31, 2009

REVENUES - NET	$798,680	$247,386

COST OF GOODS SOLD	491,513	181,894

GROSS PROFIT	307,167	65,492

OPERATING EXPENSES
Advertising and promotion	2,067,051	2,933
Consulting	347,725	103,272
Professional fees	91,800	75
General and administrative	336,835	112,854
TOTAL OPERATING EXPENSES	2,843,411	219,134

INCOME (LOSS) FROM OPERATIONS	(2,536,244)	(153,642)

OTHER INCOME (EXPENSE)
Interest expense	(57,687)	(11,317)

INCOME (LOSS) FROM OPERATIONS AND BEFORE NON- CONTROLLING INTERESTS	(2,593,931)	(164,959)

LESS: LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	2,173,112	—

NET LOSS ATTRIBUTABLE TO PANACHE LLC	$(420,819)	$(164,959)

The accompanying notes are an integral part of these financial statements.

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PANACHE LLC
CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
AS OF DECEMBER 31, 2010

	Non-Controlling	Members’ Equity
	Interests	(Deficit)	Total

Inception, August 14, 2009	$—	$—	$—

Deemed distribution for liabilities transferred in	—	(273,775)	(273,775)

Net loss for the period ended December 31, 2009	—	(164,959)	(164,959)

Balance, December 31, 2009	—	(438,734)	(438,734)

Capital contributions	3,645,500	—	3,645,500

Deemed distribution for liabilities transferred in	—	(197,138)	(197,138)

Net loss for the period ended December 31, 2010	(2,173,112)	(420,819)	(2,593,931)

Balance, December 31, 2010	$1,472,388	$(1,056,691)	$415,697

The accompanying notes are an integral part of these financial statements.

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PANACHE LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE PERIODS ENDED DECEMBER 31, 2010 AND 2009

	For the period ended December 31, 2010	For the period ended December 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(420,819)	$(164,959)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Non-controlling interest	(2,173,112)	—
Depreciation	258	—
Bad debt expense	729	—
Advertising expense	1,915,921	—
Changes in assets and liabilities:
Accounts receivable	(179,900)	(47,498)
Inventory	203,555	(299,745)
Accounts payable	(90,160)	301,142
Consulting fees payable – related party	22,751	30,000
Accrued interest	35,634	6,147
Other current liabilities	171,153	—
CASH FLOWS USED IN OPERATING ACTIVITIES	(513,990)	(174,913)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,981)	—
CASH FLOWS USED IN INVESTING ACTIVITIES	(1,981)	—

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	78,030	—
Repayments of notes payable	(19,893)	—
Proceeds from loans payable – related parties	74,716	172,307
Repayments of loans payable – related parties	(35,000)	—
Proceeds from long term debt	—	55,000
Capital contributions	395,500	—
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	493,353	227,307

NET INCREASE (DECREASE) IN CASH	(22,618)	52,394
Cash, beginning of period	52,394	—
Cash, end of period	$29,776	$52,394

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$22,053	$—

NONCASH OPERATING AND FINANCING ACTIVITIES
Assumption of liabilities – Accounts payable	$34,829	$—
Assumption of liabilities – Commission payable	$162,309	$—
Assumption of liabilities – Notes payable	$—	$35,000
Assumption of liabilities – Loans payable – related party	$—	$110,275
Assumption of liabilities – Long term debt	$—	$128,500
Capital contribution – Advertising services	$3,250,000	$—

The accompanying notes are an integral part of these financial statements.

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PANACHE LLC

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of operations

Panache, LLC (“Panache”) was organized as a limited liability company in the State of New York on February 9, 2010. Panache is an alcoholic beverage company specializing in development, global sales and marketing of spirits brands, and as of December 31, 2010 owned 67% ownership of Wodka LLC (“Wodka”), a New York Limited Liability Company organized on August 14, 2009. Upon its organization, Panache assumed ownership of Wodka from a related party. Wodka imports vodka under the brand name Wodka for wholesale distribution to retailers located throughout the United States and internationally.

Basis of consolidation

The consolidated financial statements include the accounts of Panache and the accounts of its 67% owned subsidiary Wodka (collectively, the “Company”). All material intercompany transactions have been eliminated.

Basis of presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) and are presented in US dollars.

Accounting basis

The Company uses the accrual basis of accounting and US GAAP. The Company has adopted a December 31 fiscal year end.

Fair value of financial instruments

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, inventory, prepaid expenses, accounts payable, loans payable – related parties, consulting fees payable – related party, accrued interest, and other current liabilities. The carrying amount of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these financial statements.

Cash equivalents

Cash equivalents include bank demand deposits and all highly liquid investments with original maturities of three months or less.

Accounts receivable

Trade accounts receivable are stated at the amount the Company expects to collect. We evaluate the collectability of accounts receivable based on a combination of factors. When we are aware of circumstances that may impair a specific customer’s ability to meet its financial obligations, we record a specific allowance to reduce the net recognized receivable to the amount we believe will be collected. We write off the uncollectible amount against the allowance when we have exhausted our collection efforts.

Inventory

Inventory, consisting entirely of finished goods, is stated at the lower of cost or market, with cost determined by the first-in, first-out method. Inventory consists of cases of bottled vodka.

Property and equipment

Property and equipment are stated at cost. The costs of additions and betterments are capitalized and expenditures for repairs and maintenance are expensed in the period incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

Depreciation of property and equipment is provided utilizing the straight-line method over the estimated useful lives of the respective assets as follows:

Computer equipment 3 years

Depreciation expense was $258 and $0 for the periods ended December 31, 2010 and 2009, respectively.

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PANACHE LLC

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Income taxes

As limited liability companies, Panache and Wodka’s taxable income or loss is allocated to its members in accordance with their respective percentage ownership. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.

The Company recognizes and measures its unrecognized tax benefits in accordance with generally accepted accounting principles concerning income taxes. Under the guidance, the Company assesses the likelihood, based on their technical merit, that tax positions will be sustained upon examination based on the facts, circumstances and information available at the end of each period. The measurement of unrecognized tax benefits is adjusted when new information is available, or when an event occurs that requires a change.

Revenue recognition

We recognize revenue when title and risk of loss pass to the customer, typically when the product is shipped. Some sales contracts contain customer acceptance provisions that grant a right of return on the basis of either subjective or objective criteria. We record revenue net of the estimated cost of sales returns and allowances. Gross revenue was reduced due to sales returns and allowances by $28,482 and $0 during 2010 and 2009, respectively.

Sales discounts are recorded as a reduction of revenues and totaled $13,750 and $0 in 2010 and 2009, respectively.

From time to time the Company provides incentives to its customers in the form of free product. The costs associated with producing this product is included as an expense in costs of goods sold. No revenue is recognized with respect to such product giveaways. The Company gave away $5,400 and $0 of products in 2010 and 2009, respectively.

Excise taxes

Our sales are subject to excise taxes, which we collect from our customers and remit to governmental authorities. We present these taxes on a net basis in the consolidated statement of operations.

Advertising

Advertising costs are expensed as incurred and aggregated $2,067,051 and $2,933 for the periods ended December 31, 2010 and 2009, respectively.

Shipping and handling

Shipping and handling charges billed to customers are included in revenue. The costs of shipping and handling are included in cost of goods sold.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Recently issued accounting standards

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its consolidated financial condition or the consolidated results of its operations.

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PANACHE LLC

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

NOTE 2 – ACCOUNTS RECEIVABLE

The Company’s revenues are on open credit terms and governed by the terms specified in the contracts. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based on management review of outstanding balances, no allowance for doubtful accounts was recorded as of December 31, 2010 and 2009. Bad debt expense was $729 and $0 for the periods ended December 31, 2010 and 2009, respectively.

NOTE 3 – PREPAID EXPENSES

On August 9, 2010, Wodka entered into a membership interest purchase agreement with a third party whereby Wodka issued a 28% membership interest in Wodka to the third party. In exchange for the 28% membership interest, the third party is to provide Wodka with access to its out of home media space valued at $3,000,000 during a two year period and, further, is to incur up to an additional $250,000 of production and installment costs on behalf of Wodka. Upon consummation of the transaction, Wodka recorded paid in capital and prepaid advertising of $3,250,000. For the period ended December 31, 2010, $1,915,921 of advertising expense has been recognized in relation to this transaction and is included in advertising and marketing expense. Prepaid advertising related to this agreement of $1,334,079 is recorded as prepaid expenses in the balance sheet as of December 31, 2010.

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 2010 and 2009:

	2010	2009
Computer equipment	$1,981	$—
Less: Accumulated depreciation	(258)	—
Net property and equipment	$1,723	$—

NOTE 5 – NOTES PAYABLE

On December 23, 2010, the Company borrowed NZD 100,000 from Natwest Finance Limited at an interest rate of 24% per annum and due in February 2011 with an extension option to March 2011. Based on the prevailing foreign exchange rates on the date of the loan, the Company recorded a loan payable of $74,660. Due to fluctuations in the foreign exchange rate, the balance of the loan was $78,030 as of December 30, 2010. The Company repaid the loan in full in March 2011.

The Company assumed a promissory note agreement with an individual lender in the amount of $35,000 at an annual interest rate of 12%, due upon the mutual agreement of the parties, and is collateralized by substantially all of the Company’s assets. The loan was transferred into Wodka from a related entity as a deemed distribution. The balance of this loan was $15,107 and $35,000 as of December 31, 2010 and 2009, respectively. This loan was fully repaid in 2011.

NOTE 6 – LOANS PAYABLE – RELATED PARTIES

The Company had an outstanding loan payable to a member in the amount of $245,000 as of December 31, 2010 and 2009. The loan balance includes $110,275 that was transferred into Wodka from a related entity as a deemed distribution. The loan is unsecured, and non-interest bearing. In order to induce a new member to purchase a membership interest, the related party agreed that the loan would not be repaid without unanimous Board approval. In addition, the loan would not become due and payable until all of the equity interests of Wodka, or substantially all of the assets of Wodka are sold to an unrelated third party.

The Company had additional loans payable to related parties totaling $77,298 and $37,582 at December 31, 2010 and 2009, respectively. The loans are unsecured and non-interest bearing with no stated payment terms. Proceeds of the loans were used to fund operations.

NOTE 7 – OTHER CURRENT LIABILITIES

Other current liabilities consisted of the following as of December 31, 2010 and 2009:

	2010	2009
Commissions payable	$191,778	$—
Excise taxes payable	141,684	—
Total other current liabilities	$333,462	$—

NOTE 8 – LONG TERM DEBT

The Company assumed an unsecured promissory note agreement with an individual lender in the amount of $128,500 at an annual interest rate of 24%, due upon the mutual agreement of the parties. The loan was transferred into Wodka from a related entity as a deemed distribution. The Company borrowed an additional $55,000 from this individual lender under the same terms. The additional proceeds were used to fund operations. The balance of this loan was $183,500 as of December 31, 2010 and 2009. The loan is personally guaranteed by a member.

NOTE 9 – RELATED PARTY TRANSACTIONS

As noted above, the Company recorded unsecured, non-interest bearing loans totaling $245,000 to a member in 2009. The loan consists of $110,275 transferred in from a related entity as a deemed distribution, plus cash loans of $134,725 for operations. The loan balance of $245,000 was outstanding as of December 31, 2010 and 2009.

In addition, the Company received various loans from related parties to fund operations. The related party loans totaled $77,298 and $37,582 at December 31, 2010 and 2009, and are unsecured and non-interest bearing with no stated payment terms.

The Company owes consulting fees totaling $52,751 and $30,000, at December 31, 2010 and 2009, respectively, to a member under a consulting agreement dated October 1, 2009. Consulting fee expense related to this agreement totaled $120,000 for 2010, and $30,000 for 2009.

NOTE 10 – COMMITMENTS AND CONTINGENCIES

The Company has a pending settlement with Incubrands Spirits Group (“Incubrands”) in connection with an equity agreement (the “Agreement”), dated April 30, 2007. Pursuant to the Agreement, Incubrands claimed commission fees of $191,778 incurred during the agreement period with a predecessor of the Company. Panache assumed this liability upon Panache’s creation in February 2010 and recorded $162,309 as a deemed distribution, since the liability was transferred from a related entity. The balance as of December 31, 2010 was $191,778.

The Company rents furnished office space on a month-to-month basis. Rent expense for the periods ended December 31, 2010 and 2009 was $9,075 and $0, respectively.

NOTE 11 – MEMBERS’ EQUITY (DEFICIT)

On August 9, 2010, Wodka entered into a membership interest purchase agreement with an unrelated third party whereby Wodka issued a 28% membership interest in Wodka to the third party. In exchange for the 28% membership interest, the third party is to provide Wodka with access to its out of home media space valued at $3,000,000 during a two year period and, further, is to incur up to an additional $250,000 of production and installment costs on behalf of Wodka. Upon consummation of the transaction, Wodka recorded contributed capital and prepaid advertising of $3,250,000.

During 2010, Wodka LLC sold membership interests totaling 5% to six unrelated third parties. Proceeds of $395,500 have been recorded as contributed capital.

Debts totaling $273,775 and $197,138 in 2009 and 2010, respectively, were transferred into the Company from a related entity as deemed distributions.

NOTE 12 – NON-CONTROLLING INTERESTS

As of December 31, 2010, the non-controlling interests balance was $1,472,388 due to minority members owning 33% of the membership interests of Wodka. The 2010 loss was allocated primarly to the non-controlling interests due to a provision in the Limited Liability Company Agreement that requires losses to be first allocated to members with positive capital account balances.

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PANACHE LLC

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

NOTE 13 – CONCENTRATIONS AND RISK

Major customers

The Company had two customers representing approximately 90% of revenues for the period ended December 31, 2010. These customers represented approximately 60% of the receivables outstanding as of December 31, 2010.

The Company had three customers representing approximately 90% of revenues for the period ended December 31, 2009. These customers represented approximately 70% of the receivables outstanding as of December 31, 2009.

Major suppliers

The Company had four suppliers representing approximately 95% of purchases for the period ended December 31, 2010. These suppliers represented approximately 40% of the payables outstanding as of December 31, 2010.

The Company had six suppliers representing approximately 95% of purchases for the period ended December 31, 2009. These customers represented approximately 99% of the payables outstanding as of December 31, 2009.

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. The Company places its cash with commercial banking institutions. At times, such cash may be in excess of the Federal Deposit Insurance Corporation’s insurance limit. From time to time the Company may also hold cash in accounts with foreign financial institutions. The Company regularly assesses the risk associated with its foreign cash portfolio. The Company performs ongoing credit evaluations of its customers’ financial condition, but does not require collateral to support such receivables.

NOTE 14 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through January 6, 2012, the date on which these financial statements were available to be issued.

On August 19, 2011, the Company completed a stock exchange transaction with Panache Beverage, Inc. (“Panache Beverage”). Panache Beverage was incorporated in the State of Florida on December 28, 2004 under the name as Biometrix International Inc. On May 30, 2007, the Company changed its name to BMX Development Corp. On September 6, 2011, BMX Development Corp filed an Amendment to the Articles of Incorporation with the Florida Secretary of State to change its name to Panache Beverage Inc.

The stock exchange transaction involved two simultaneous transactions:

The majority shareholder of the Panache Beverage delivered 2,560,000 shares of Panache Beverage’s common stock to the member of Panache in exchange for total payments of $125,000 in cash.

At the same time, Panache Beverage issued to the members of Panache an amount equal to 17,440,000 new investment shares of common stock of Panache Beverage, Inc. pursuant to Rule 144 under the Securities Act of 1933, as amended, in exchange for one hundred percent (100%) of the issued and outstanding membership interest units of Panache from the members of Panache.

Upon completion of the exchange, Panache became wholly-owned subsidiary of the Panache Beverage, and Wodka, Panache’s 65%-owned subsidiary, became 65%-owned subsidiary of the Panache Beverage, Inc., and the former members of Panache then owned approximately 90% of the issued and outstanding shares of the Panache Beverage, Inc.

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Item 9.01(b) – Pro forma Financial Information

The following pro forma financial statements, of the Registrant and Panache are set forth below: Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of the Registrant and Panache as of December 31, 2010, and Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the twelve months ended December 31, 2010.

Pro Forma Financial Statements

The following consolidated (Unaudited) condensed pro forma balance sheet reflects the financial position of the Registrant as of December 31, 2010 as if the merger with Panache had been completed as of that date, and the consolidated (Unaudited) condensed pro forma statements of income for the Registrant for the twelve months ended December 31, 2010, as if the merger had been completed as of that date. The merger was actually consummated on August 19, 2011.

These financial statements are presented for informational purposes only. The pro forma financial statements should be read in conjunction with the Registrant’s financial statements and related notes thereto contained in Registrant’s SEC quarterly and annual filings (including its Current Reports on Form 8-K filed with the Commission in connection with the reverse merger) and Panache’s financial statements and related notes thereto contained elsewhere in this Form 8-K/A.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.

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 PANACHE BEVERAGE, INC.

 Pro Forma Condensed Combined Financial Statements

 For the year ended December 31, 2010

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PANACHE BEVERAGE, INC.

Pro Forma Condensed Combined Financial Statements

For the year ended December 31, 2010

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PANACHE BEVERAGE, INC.

Introduction to Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of the merger of Panache LLC (“Panache”) by Panache Beverage Inc (“WDKA”) (the “Transaction”) on the historical financial position and results of operations of WDKA.

The pro forma balance sheet as of December 31, 2010 is based on the audited balance sheet of WDKA, and the audited balance sheet of Panache as of December 31, 2010. The pro forma statement of operations for the year ended December 31, 2010 is based on the audited statement of operations of WDKA for the year ended December 31, 2010, and the audited statement of operations of Panache for the year ended December 31, 2010.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 assume that the Transaction was consummated on January 1, 2010. The unaudited pro forma condensed combined balance sheet as of December 31, 2010 assumes the Transaction was consummated on that date.

The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what the financial position or results of operations of WDKA would have been had the Transaction occurred as of the dates indicated, nor is it indicative of the future financial position or results of operations for any period of WDKA.

The pro forma adjustments are based upon available information and certain assumptions that the management of WDKA believes are reasonable under the circumstances.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of WDKA and Panache.

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PANACHE BEVERAGE, INC.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of December 31, 2010

(Stated in us dollars)

	WDKA	Panache LLC			Pro forma
	As of	As of	Pro forma		combined
	Dec. 31, 2010	Dec. 31, 2010	adjustment		Total

ASSETS

Current assets:
Cash and cash equivalents	$100,398	$29,776	(40,398)	C	$89,776
Accounts receivable, net	—	226,669			226,669
Inventory	13,050	96,190	(13,050)	C	96,190
Prepaid expenses	—	1,334,079			1,334,079
Total current assets	113,448	1,686,714			1,746,714

Property and equipment, net	2,167	1,723	(2,167)	C	1,723

TOTAL ASSETS	$115,615	$1,688,437			$1,748,437

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$—	$245,811			$245,811
Notes payable	2,303	93,137	(2,303)	C	93,137
Loans payable - related parties	5,000	322,298	(5,000)	C	322,298
Consulting fees payable - related party	—	52,751			52,751
Accrued interest	—	41,781			41,781
Other current liabilities	19,775	333,462	(19,775)	C	333,462
Total current liabilities	27,078	1,089,240			1,089,240

Long-term debt	—	183,500			183,500

Total liabilities	—	1,272,740			1,272,740

MINORITY INTEREST	—	1,472,388			1,472,388

STOCKHOLDERS’ (DEFICIT) EQUITY

Common stock ($.001 par, 200,000,000 shares authorized, 4,914,500 shares issued and outstanding at December 31, 2010 and 22,354,500 shares subsequent to)	4,915	—	17,440	B	22,355
Additional paid in capital	263,061	—	(241,184)	A, B, C	21,877
Common stock warrants	15,768	—			15,768
(Accumulated deficit)	(195,207)	(1,056,691)	195,207	A	(1,056,691)
Total stockholders’ (deficit) equity	88,537	(1,056,691)			(996,691)

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY	$115,615	$1,688,437			$1,748,437

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PANACHE BEVERAGE, INC.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 2010

	WDKA	Panache LLC	Pro forma		Pro forma
	Year ended	Year ended	adjustment		combined
	Dec. 31, 2010	Dec. 31, 2010			total

Revenues, net	$1,860	$798,680	(1,860)	D	$798,680
Cost of goods sold	1,125	491,513	(1,125)	D	491,513

Gross profit	735	307,167			307,167

Operating expenses
Advertising and promotion	—	2,067,051			2,067,051
Consulting	—	347,725			347,725
Professional fees	—	91,800			91,800
General and administrative	17,850	336,835			354,685
Total operating expenses	17,850	2,843,411			2,861,261

Income (loss) from operations	(17,115)	(2,536,244)			(2,554,094)

Other income (expenses)
Interest expense	(529)	(57,687)			(58,216)
Total other expenses	(529)	(57,687)			(58,216)

Income (loss) from operations and before non-controlling interests	(17,644)	(2,593,931)			(2,612,310)

Less: loss attributable to non-controlling interests	—	2,173,112			2,173,112

Net (loss) income	(17,644)	(420,819)			(439,198)

Pro forma income per share	N/A	N/A			$(0.02)

Number of Shares Affected by the Transaction	N/A	N/A		E	22,354,500

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PANACHE BEVERAGE INC.

Notes to Pro Forma Condensed Combined Financial Statements

A = On August 19, 2011, WDKA entered into a Plan of Exchange with Panache and filed an 8-K. The Panache members acquired the majority of the outstanding common stock of WDKA. The transaction is accounted for as a reverse purchase acquisition/ merger wherein Panache is the accounting acquirer and WDKA is the legal acquirer. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and the entire stockholders equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer.

B = To subsequently record 17,440,000 new common shares issued to Panache members pursuant to the Plan of Exchange
C = Eliminate WDKA assets and liabilities due to recapitalization.
D = Eliminate revenues and costs in connection with WDKA revenue-producing activity.
E = The denominator in computing pro forma earnings per shares is 22,354,500 shares, representing outstanding shares affected by the transaction per 8-K above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANACHE BEVERAGE INC.

By: /s/ James Dale

James Dale, Chief Executive Officer

Date: January 10, 2012